                    LIQUIDATING TRUST AGREEMENT


This draft assumes that Class 4 accepts the plan and that there are two classes of beneficiaries.

     THIS  LIQUIDATING TRUST AGREEMENT ("Agreement") dated as
of ,  1998,  by  and between Fruehauf Trailer Corporation,
Maryland Shipbuilding   &  Drydock  Company,  F.G.R.,  Inc.,
Jacksonville Shipyards,   Inc.,   Fruehauf  International
Limited,   Fruehauf Corporation,   The   Mercer   Co.,
Deutsche-Fruehauf    Holding Corporation,   MJ   Holdings,
Inc.,  and  E.L.   Devices,   Inc. ("Fruehauf"  and/or
"Debtors"), whose address is 1111 Bayside Drive, Suite 100, Corona del Mar, California 92625-1755, IBJ Schroeder Bank & Trust Company, the Indenture Trustee for Fruehauf's 14.75% Secured Senior Notes due 2002 (the "Indenture Trustee"), for the sole purpose of conveying the Foreclosed Assets to the Beneficial Interestholders who will thereafter transfer them to the Liquidating Trust, and Chriss W. Street ("Trustee"), whose address is 1111 Bayside Drive, Suite 100, Corona del Mar, California 92625-1755.

                      A G R E E M E N T S:

     NOW, THEREFORE, in consideration of the premises and the mutual agreements of the parties hereinafter contained, and in order fully to set forth certain obligations of the parties hereto, as contemplated by the Plan, the parties hereto agree as follows:

1.   Definitions:
-----------------

     1.1 Defined Terms. All terms used herein which are defined in the Plan shall have the same meaning herein unless otherwise defined herein or the context otherwise requires.

     1.2    Additional  Defined  Terms.   As  used  herein,
the following terms shall have the meanings set out below, unless the context otherwise requires:

          (a)   "Beneficial  Interest" or "Beneficial
Interests"     shall  mean the respective rights and interests
of  each  of     the Class A or Class B Beneficial
Interestholders in and  to     the Liquidating Trust and the
Trust Estate.

          (b)   "Beneficial Interestholder" shall mean the
holder     of a Beneficial Interest.

          (c)   "Beneficial Interestholders" shall mean the
Class     A  Beneficial  Interestholders and the  Class  B
Beneficial     Interestholders.

          (d)  "Class A Beneficial Interestholder" shall mean
an     individual or entity holding an Allowed Class 2 Claim or
an     Allowed Class 4 Claim and their successors and assigns.

          (e)  "Class B Beneficial Interestholder" shall mean
an     individual  or  entity  holding  an  Allowed
Administrative     Claim,  an  Allowed  Pre-Petition Tax Claim
or  an  Allowed     Priority Claim and its successors and
assigns.

          (f)   "Distribution Fund" shall mean the portion of
the     Debtors'   Cash  on  the  Effective  Date  which  shall
be     transferred to the Liquidating Trust, on behalf of  and
for     the  benefit  of  the  holders  of  Allowed
Administrative,     Priority and Pre-Petition Tax Claims.  The
amount of Cash in     the  Distribution Fund shall equal the
aggregate of (a)  the     allowed  amount  of all Administrative
Claims,  Pre-Petition     Tax  Claims and Priority Claims; and
(b) the asserted amount     or  court-estimated amount of
Disputed or  undetermined  (i)     Administrative Expense
Claims, (ii) Pre-Petition Tax Claims,     and  (iii)  Priority
Claims.  With respect to Administrative     Claims  for
compensation and reimbursement of  expenses  of
professionals or other persons pursuant to sections 328, 330, 331 and 503(b) of the Bankruptcy Code, the amount of Cash to be deposited shall be the amount sought or the maximum amount estimated to be sought for such compensation
and  expenses.   The  Distribution Fund  shall  not  include
interest earned on the Distribution Fund after the Effective
Date.

          (g)   "Indebtedness" shall mean, with respect  to
each     Beneficial  Interestholder, the outstanding  amount  of
his     Allowed Claim, giving rise to a beneficial interest  in
the     Liquidating Trust and Trust Estate.

          (h)   "Initial Term" shall have the meaning set out in
Section 9.1 hereof.

          (i)   "Register"  shall have the meaning set out in
Section 3.2 hereof.

          (j)   "Remaining Assets" shall mean the assets of the
Liquidating  Trust,  including  only  that  portion  of  the
Distribution Fund remaining  after  payment   of   Allowed
Administrative, Priority and Pre-Petition Tax Claims.

          (k) "Renewal Period" shall have the meaning set out in Section 9.1 hereof.

          (l) "Liquidating Trust" shall have the meaning set out in Section 2.1 hereof.

          (m)  "Trust Advisory Committee" shall be two
designated representatives of the holders of the Senior Notes
and their     successors,  if  any.   The initial  members of
the  Trust     Advisory  Committee  shall  be selected  by  the
Unofficial     Committee  of  Senior  Note Holders.  If  a
Trust  Advisory     Committee  member resigns, no longer owns or
controls  Trust     Certificates or is no longer able to carry
out the duties as     a  member,  the Bankruptcy Court (upon
motion by either a Trust Certificate Holder or the Trustee) shall appoint a replacement member. Any such replacement member must own one or more Trust Certificates.

          (n)   "Trust  Certificates" shall mean the
certificates issued   by   the   Liquidating  Trust  to  the
Beneficial Interestholders  to  reflect all of the Class  A
Beneficial Interests in the Liquidating Trust.

          (o) "Trust Estate" shall mean all of the property held from time to time by the Trustee pursuant to this Agreement.


2. Authority of and Certain Directions to Trustee: Declaration of Liquidating Trust.
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     2.1   Creation  of the Liquidating Trust.   The  Debtor,
on behalf of the Beneficial Interestholders who are entitled to receive assets pursuant to the Plan, hereby creates the Fruehauf Liquidating Trust (the "Liquidating Trust") for the benefit of its Beneficial Interestholders. The Trustee may, but shall not be required to, transact the business and affairs of the Liquidating Trust in that name.

     2.2   Property  of  the Liquidating Trust.   Upon
execution hereof, the Debtor and the Indenture Trustee, on behalf of the Beneficial Interestholders, shall grant, convey, transfer and assign to the Liquidating Trust the property described on Exhibit "A" attached hereto and made a part hereof. Legal title to the Trust Estate shall be held either in the name of the Liquidating Trust, or in the name of the Trustee on behalf of the Liquidating Trust, as the
Trustee may from time to  time  determine.   The Trustee  shall
hold such property in Liquidating Trust to be administered and disposed of by him pursuant to the terms of the Plan and this Agreement.

     2.3   Purpose of Liquidating Trust.  This Liquidating
Trust is  organized for the sole purpose of conserving and
liquidating the   Trust   Estate   for   the  benefit   of   the
Beneficial Interestholders as herein set out, with no objective to engage in the conduct of a trade or business (although companies whose stock is owned by the Liquidating Trust may
operate a business). Pursuant   to  this  express  purpose,  the
Trustee  is   hereby authorized  and  directed  to take all
reasonable  and  necessary actions  to  conserve and protect the
Trust Estate and  to  sell, lease,  or  otherwise  dispose  of
the  Trust  Estate,  and   to distribute  the net proceeds of
such disposition, as hereinafter set out, in as prompt, efficient and orderly a fashion as possible in accordance with the provisions of Section Six hereof and the Plan.

3.   Beneficial Interests.
--------------------------
     3.1  Class A Beneficial Interests.
     ----------------------------------

          3.1.1      Beneficial Interests of Holders  of
Allowed Class 2 Claims. Each Class A Beneficial Interestholder that is the holder of an Allowed Class 2 Claim shall have a Beneficial Interest in a pro rata distribution (based upon the amount of its Class 2 Claim) of 94.5% of the Remaining Assets
and  the  Trust Certificates   evidencing   such   Beneficial
Interest.     The Liquidating Trust shall deliver all of the
Trust Certificates for holders of Allowed Class 2 Claims to the Indenture Trustee on the Effective Date.

          3.1.2      Beneficial Interests of Holders  of
Allowed Class 4 Claims. Each Class A Beneficial Interestholder that is the holder of an Allowed Class 4 Claim shall have a Beneficial Interest in a pro rata distribution (based upon the amount of its Class 4 Claim) of 5.5% of the Remaining Assets and the Trust Certificates evidencing such Beneficial
Interest.   The  Trust Certificates representing the Beneficial
Interests of holders of Allowed Class 4 Claims shall be distributed to such holders after all Disputed Class 4 Claims have been resolved as provided in the Plan.

     3.2   Class B Beneficial Interests.  Each Class B
Beneficial Interestholder shall be deemed to have a Beneficial
Interest in the Liquidating Trust's interest in the Distribution Fund to the extent of the amount of such Beneficial Interestholder's Allowed Administrative, Priority or
Pre-Petition Tax Claims.

     3.3   Transfer and Exchange.  The Trustee shall cause to
be kept, at his offices, or at such other place or places as shall be designated by him from time to time, a register ("Register") to register the ownership and the transfer of ownership of Trust Certificates, subject to the provisions of
Section 3.3 hereof. The Trustee may require such documentation of the transfer of Trust Certificates as he
deems advisable in his discretion.   For good  cause shown,
Class A Beneficial Interestholders and their duly authorized representatives shall have the right, upon reasonable prior written notice to the Trustee, and in accordance with reasonable regulations prescribed by the Trustee and at the expense of such Class A Beneficial Interestholder, to inspect and make copies of the Register.

     3.4 Absolute Owners. The Trustee may deem and treat each Beneficial Interestholder reflected as the owner of a Beneficial Interest on the Register as the absolute owner thereof for the purpose of receiving the distributions and payments on account thereof and for all other purposes whatsoever, and until any transfer of ownership is recorded in the Register, the Trustee shall not be charged with having received notice of any claim or demand of any other person to such Beneficial Interest or the rights, titles, and interests therein. All notices of a change of ownership of Trust
Certificates shall be forwarded to the Trustee by registered or certified mail as set out in Section 10.3.

     3.5    Place  of  Payment.   The  amounts  payable  to
the Beneficial Interestholders pursuant to Section Six hereof as of the record date determined by the Trustee will be payable either by mailing a check payable to such Beneficial Interestholder at the address set forth in the Schedules or the address set forth on the Proof of Claim filed by such Beneficial Interestholder or at such address as such Beneficial Interestholder shall have specified by written notice to the Trustee.

4.   Delivery and Acceptance of Trust Estate.
---------------------------------------------

     4.1   Conveyance  by  Debtors and  Indenture  Trustee.
The Debtors and the Indenture Trustee are executing and delivering to the Trustee conveyance instruments of the property described on Exhibit "A" attached hereto, as contemplated in the Plan and the Confirmation Order. At any time and from time to time after the date hereof, at the Trustee's request and without further consideration, the Debtors and the Indenture Trustee shall execute and deliver such other instruments of sale, transfer, conveyance, assignment and confirmation and will cooperate and take such other actions as the Trustee may reasonably deem necessary or desirable to more effectively transfer, convey, and assign the property described on Exhibit "A" to the Liquidating Trust. The Debtors and the Indenture Trustee shall have no further
 interest  in  the  Trust  Assets  subsequent  to   their
conveyance to the Liquidating Trust.

     4.2   Acceptance  of  Conveyance.   The  Trustee  is
hereby directed to, and the Trustee agrees that he will:

          (a)  accept delivery from the Debtors and the
Indenture     Trustee,  on behalf of and for the benefit of the
Beneficial     Interestholders, of the property described on
Exhibit "A" on     behalf of the Liquidating Trust;

          (b)  accept from the Debtors and the Indenture
Trustee,     on   behalf  of  and  for  the  benefit  of  the
Beneficial     Interestholders, all conveyance instruments
required  to  be     delivered by the Debtors to the Trustee
with respect to  the     property  described  on  Exhibit  "A"
pursuant  to  or   in     connection with the Plan, the Order,
and this Agreement; and

          (c)   take such other action as may be required of
the     Trustee  or  the Liquidating Trust hereunder, including
the     receipt  and  acceptance as part of the property
transferred     into  the  Liquidating  Trust of  any  property
or  rights,     including,  without limitation, notes and  other
negotiable     instruments which the Trustee may receive in
connection with     or  in  consideration of the property
transferred  into  the     Liquidating Trust.

5.   Administration of Trust Estate.
------------------------------------

     5.1 Liquidating Trust Expenses. Upon execution hereof, and continuing for so long as the Liquidating Trust remains in existence, the Trustee may reserve such amounts as the Trustee deems advisable for the payment of all expenses, debts, charges, liabilities, and obligations with respect to the Trust Estate, including all taxes of the Liquidating Trust as determined by the Trustee in the Trustee's sole and
absolute  discretion.   Upon expiration  of  this  Agreement,
any  remaining  cash   in   the Liquidating  Trust  after  the
payment of  all  expenses,  debts, charges,  liabilities,  and
obligations  intended  to  be   paid therefrom,  shall  be
distributed to the Class A Beneficial Interestholders as provided in the Plan and in Section Six.

     5.2   Powers  of  Trustee.  Subject  to  the  provisions
of Section Two and of Section 5.5 hereof, in administering the Liquidating Trust, the Trustee shall have the following powers to be exercised in his discretion in the administration of the Liquidating Trust: (i) to receive the Trust Estate; (ii) to conserve, manage, sell, operate, lease, or otherwise dispose of the Trust Estate for such price and upon such terms and conditions as the Trustee may deem appropriate and to execute such deeds, bills of sale, assignments and other instruments in connection therewith; (iii) to determine and collect payments to and other income of the Liquidating Trust; (iv) to collect the proceeds of the sale of property out of the Trust Estate; (v)
to collect, receive, compromise and settle notes and other claims and receivables of the Liquidating Trust; (vi) to assert, prosecute, litigate, compromise and settle claims and causes of action included within the Trust Estate; (vii) to
discharge, compromise   and   settle  any  unascertained,
unliquidated   or contingent  debts, liabilities or obligations
of the Liquidating Trust, including objecting to claims filed in the Bankruptcy Case; (viii) to distribute the net income and proceeds of the Trust Estate conveyed or transferred, and any balance remaining in the Distribution Fund, to the Beneficial Interestholders in accordance with the Plan as provided herein; (ix) to bring suit on behalf of or defend any suit against the Liquidating Trust or the Trustee on behalf of the Liquidating Trust; (x) to retain such legal counsel, public accountants and other experts as the Trustee may deem advisable in connection with the administration of the Liquidating Trust or the exercise of his other powers set out herein; (xi) to object to the Claim of any Beneficial Interestholder under the Plan, and to compromise and settle objections with respect to such Claims, (xii) to open bank accounts on behalf of and in the name of the Liquidating Trust; (xiii) to pay all taxes (without objections), to make all tax withholdings, and to file tax returns and tax information returns and make tax elections by and on behalf of the Liquidating Trust; (xiv) to pay all lawful expenses, debts, charges and liabilities of the Liquidating Trust, including, without limitation, the reasonable expenses
of  the  Indenture  Trustee;  and  (xv)  to exercise   such
other  powers  and  duties  as   necessary   or appropriate,  in
the discretion of the Trustee to accomplish the purposes of the Liquidating Trust as set out herein.

     5.3 Additional Powers of Trustee. Subject to the express limitations contained herein, the Trustee shall have, and may exercise with respect to the Trust Estate, or any part thereof, and in the administration and distribution of the Trust Estate, all powers now or hereafter conferred on trustees by the Texas Trust Code. The powers conferred by this Section in no way limit any power conferred on the Trustee by any other Section hereof but shall be in addition thereto; provided, always, that the powers conferred by this Section are conferred and may be exercised only and solely within the limitations and for the limited purposes imposed and expressed in Section Two hereof.

     5.4  Limitations on Trustee; Investments.
     -----------------------------------------

          5.4.1      Actions Requiring Approval of Trust
Advisory Committee. The Liquidating Trustee must obtain prior approval of the Trust Advisory Committee to:

    (a) borrow money in excess of $500,000 or grant liens on any part of the Trust Estate in excess of $500,000;

    (b) sell assets of the Trust Estate with a value in excess of $500,000;

    (c)  modify the Plan;

     (d) initiate and prosecute litigation, including but not limited to claim objections with expected fees and costs in excess of $250,000;

     (e) dispose of or settle any claim or litigation with a potential value to the Liquidating Trust in excess of $500,000;
and

     (f) forego or defer the annual distribution to Certificate Holders required by Section 6.2 hereof.

Approval will have been deemed to have been given ten (10) days after the Trustee makes a written proposal to the Trust
Advisory Committee,  unless  a  member  of the  Trust  Advisory
Committee delivers a written objection to the Trustee.

          5.4.2      Court Approval.  In the event there  is
not unanimous agreement by the Trust Advisory Committee members
and a dispute   exists  between  the  members  of  the  Trust
Advisory Committee with respect to any actions described in
5.4.1 proposed by the Liquidating Trustee, and the dispute cannot be resolved by agreement, the Liquidating Trustee shall seek Bankruptcy Court approval of the proposed course of action. All objections to the proposed course of action shall be preserved and may be presented to the Bankruptcy Court for resolution. In this event, the Liquidating Trustee shall pay the professional fees and expenses incurred by the objecting Committee member, up to but not exceeding the maximum amount of $25,000 per Committee member during the term of the Liquidating Trust.

          5.4.3 Actions Requiring Approval of Class A Beneficial Interestholders. The Trustee may not modify the terms of this Liquidating Trust Agreement unless the Liquidating Trustee secures the written approval of such modification from Class A Beneficial Interestholders holding over 50% of the Class A Beneficial Interests.

          5.4.4      No  Trade  or Business.  The  Trustee
shall carry  out  the  purposes  of  the  Liquidating  Trust
and   the directions contained herein and shall not at any time
enter  into or   engage   in  any  trade  or  business,
including,   without limitation,  the  purchase of any asset or
property (other than such assets or property as are necessary to preserve, conserve, and protect the Trust Estate and to carry out the purposes of Section Two, Section Seven, and this Section Five) on behalf of the Trust Estate or the Beneficial Interestholders.

          5.4.5     Investments.  Other than funds maintained
in operating  accounts  in  an  amount  deemed  appropriate  by the Liquidating Trust to pay the current costs, expenses and obligations of the Liquidating Trust, the Trustee shall invest any monies held at any time as a part of the Trust Estate, including without limitation, the Distribution Fund and any other reserve or escrow established pursuant to the
terms  of  this Agreement   or  the  Plan,  only  in
interest-bearing  deposits, certificates  of  deposit,  or
repurchase  obligations   of  any federally insured banking
institution with a combined capital and surplus of at least $50,000,000, or short term investments and obligations of, and
unconditionally guaranteed as to payment  by, the   United
States   of   America   and   its   agencies    or
instrumentalities, pending the need to make disbursements thereof in payment of costs, expenses, and liabilities of the
Liquidating Trust   or   to   make   a   distribution   to   the
Beneficial Interestholders.   The  Trustee  shall  be
restricted   to   the collection  and  holding of such monies
and to the payment and distribution thereof for the purposes set forth in this Agreement and to the conservation and protection of the Trust Estate in accordance with the provisions hereof.

     5.5   Transferee Liabilities.  Except to the extent set
out in the Plan and in the Conveyance Instruments of the Trust Estate from the Debtors and the Indenture Trustee to the Liquidating Trust, the Liquidating Trust shall have no liability for, and the Trust Estate shall not be subject to, any Claim arising by, through, or under the Debtors. In no event shall the Trustee have any personal liability for such Claims. If any liability shall be asserted against the Liquidating Trust or the Trustee as the  transferees of the Trust Estate on
account of any claimed liability of, through, or under the Debtors, the Trustee may use such part of the Trust Estate as may be necessary to contest any such claimed liability and
to  pay,  compromise,  settle   or discharge  same on terms
reasonably satisfactory to the Trustee. In no event shall the Trustee be required to use his personal funds or assets or the funds or assets of his firm or partnership for such purposes.

     5.6 Administration of Liquidating Trust. Subject to the express limitations contained herein, in administering the Liquidating Trust, the Trustee is authorized and directed to do and perform all such acts and to execute and deliver such deeds, bills of sale, assignments, instruments of conveyance, and other documents as he may deem necessary or advisable to carry out the purposes of the Liquidating Trust. The Trustee shall effect such registrations and take all such actions as are required to comply with state and federal securities laws.

     5.7  Payment of Expenses and Other Liabilities.  The
Trustee shall   pay   from  the  Trust  Estate  all  expenses,
charges, liabilities, and obligations of the Liquidating Trust, including, without limiting the generality of the foregoing, interest, taxes, assessments, and public charges of every kind and nature. The Trustee, in his discretion and judgment, may from time to time make provision by reserve or otherwise out of the Trust Estate or the proceeds thereof in such reasonable amount or amounts as the Trustee in his discretion and judgment may determine to be necessary or advisable to meet unascertained, unliquidated or contingent liabilities of the Liquidating Trust. Notwithstanding anything in this paragraph to the contrary, the Distribution Fund shall be the sole Liquidating Trust asset in which Class B
Beneficial  Interestholders  hold  a  Beneficial Interest.   The
Beneficial Interest of any  Class  B  Beneficial Interestholder
in the Liquidating Trust is limited to the Allowed amount    of
such    Class   B   Beneficial   Interestholders'
Administrative, Priority or Pre-Petition Tax Claim.

     5.8 Fiscal Year. The Liquidating Trust's fiscal year shall end on December 31 of each year unless the Trustee deems it advisable to establish some other date on which the fiscal year of the Liquidating Trust shall end.

     5.9   Reports  to Beneficial Interestholders.   The
Trustee shall prepare, deliver, and file, as the case may be:

          (a) with the Trust Advisory Committee, as soon as practicable after the end of each calendar quarter, a quarterly unaudited report for such quarter, commencing with the first complete calendar quarter following the date of this Agreement reflecting (i) the specific assets of the Trust Estate disposed of or liquidated during such calendar quarter; (ii) the gross receipts and any selling expenses associated therewith; (iii) any other income
received  or     expense, disbursement, or reserve made or
established during     such   calendar   quarter;  (iv)  the
borrowings   of   the     Liquidating  Trust  during  such
calendar  quarter  and  the     amount  remaining  owing  on
such borrowings;  and  (v)  all     litigation  commenced  by
the  Trustee  on  behalf  of  the     Liquidating Trust;

          (b)  to such Class A Beneficial Interestholders who
so   request  in writing, within 120 days after the end  of
each calendar year, at such Class A Beneficial Interestholder's expense, an annual report for such calendar year commencing with the first full calendar year following the date of this Agreement reflecting (i) the specific assets of the Trust Estate disposed of or
liquidated during such calendar  year;   (ii)  the gross
receipts and any selling expenses associated  therewith;
(iii) any other income received or expense, disbursement, or reserve made or established during such calendar year; (iv) the borrowings of the Liquidating Trust during such calendar year and the amount remaining owing on such borrowings; and (v) all litigation commenced by the Trustee on behalf of the Liquidating Trust;

          (c)    to   each   Class  A  Beneficial
Interestholder     receiving  a  distribution in such year, a
summary  of  the     information required in 5.9(b) above for
such year;

          (d)   income  tax information returns, tax returns,
or  other  reports to Beneficial Interestholders and
applicable  taxing  authorities as may be required by law or as  may  be  requested in writing by a Beneficial
Interestholder at  such     Beneficial Interestholders' expense;
and

          (e)    within   120  days  after  the  termination
or     expiration  of  the  Liquidating Trust,  a  final
financial     report reflecting the final disposition of Trust
Estate  and     the   final   distribution  to  the   Class   A
Beneficial     Interestholders who so request the delivery of
such  report     in  writing  and at such Class A Beneficial
Interestholders'     expense.

6.   Source of Payments, Distributions Among Beneficial Interestholders
----------------------------------------------------------------------

     6.1 Payments from Trust Estate. All payments to be made by the Trustee to any Beneficial Interestholder shall be made only from the assets, income and proceeds of the Trust Estate and only to the extent that the Trustee shall have received sufficient assets, income, or proceeds of the Trust Estate to make such payments in accordance with the terms of this Section
Six.   Each Beneficial  Interestholder  shall  look  solely  to
the assets, income, and proceeds of the Trust Estate for distribution to such Beneficial Interestholder as herein provided. Payments to Class B Beneficial Interestholders
shall  be  made  solely  from  the Distribution   Fund.
Payments   to   Class    A    Beneficial Interestholders may be
made in kind as well as in cash.

     6.2   Frequency and Amounts of Payments.  The frequency
and amounts of payments shall be determined by the Trustee. However, unless waived or deferred by the Trust Advisory
Committee,  the Trustee   shall   make  distributions  to  Class
A   Beneficial Interestholders no less frequently than annually
(on  a  calendar year  basis).   Until such time as all Disputed
Claims  that  are Administrative,  Priority or Pre-Petition Tax
Claims have been Allowed or Disallowed by Final Order, the Trustee may, but shall not be required to, make distributions to Class B Beneficial Interestholders.

     6.3  Tax Provisions.
     -------------------

          6.3.1      Income Tax Status.  For all purposes of
the Tax  Code,  the  Debtors shall be deemed to have transferred
the Liquidating   Trust  assets  to  the  Beneficial
Interestholders pursuant to the Plan and the Beneficial Interestholders shall be deemed to have transferred their share of the Liquidating Trust assets to the Liquidating Trust. For all federal income tax purposes, consistent valuations shall be used by the Liquidating Trust and the Beneficial Interestholders for the transferred Liquidating Trust Assets. The Liquidating Trust is intended to be
treated   as  a  liquidating  trust  pursuant  to   Treasury
Regulations   301.7701-4(d), and as a grantor  trust  subject
to the  provisions of Subchapter J, Subpart E of the Tax Code,
owned by  the  Beneficial Interestholders as grantors.   Any
items of income, deduction, credit, or loss of the Liquidating Trust shall be allocated for federal, state and local income tax purposes among the Beneficial Interestholders pro rata on the basis of their Beneficial Interests; provided, however, that to the extent that any item of income cannot be allocated in the taxable year in which it arises, the Liquidating Trust shall pay the federal, state and local taxes attributable to such income (net of related deductions) and the amount of such taxes shall be treated as having been received by, and paid on behalf of, the Beneficial Interestholders receiving such allocations when such allocations are ultimately made. The Liquidating Trust is authorized to take any action that may be necessary or appropriate to minimize any potential tax liability of the Beneficial Interestholders arising out of the operations of the Liquidating Trust.

          6.3.2     Tax Returns and Reports.  In accordance
with Treasury  Regulation   1.671-4(a), the  Liquidating  Trust
shall cause to be prepared and filed, at the cost and expense of the Liquidating Trust, an annual information tax return (Form 1041) with the Internal Revenue Service, with a schedule attached showing the item of income, deduction, and credit attributable to the Liquidating Trust and detailing the
allocation of such items of   income,   deduction,  and  credit
among   the   Beneficial Interestholders   as  required
pursuant   to   the   Form   1041 instructions  for grantor
trusts. Copies of such Form 1041 and attached schedules will be delivered promptly to each Beneficial Interestholder. In addition, the Liquidating Trust shall cause to be prepared and filed in a timely manner, such other state or local tax returns as are required by applicable law by virtue of the existence and operation of the Liquidating Trust and shall pay any taxes shown as due thereon. Within thirty (30) days after the end of each calendar year, the Liquidating Trust shall cause to be prepared and mailed to a Beneficial Interestholder such other information as may be requested by
such  Beneficial Interestholder    in   writing   to   enable
such    Beneficial Interestholder  to complete and file his,
her, or its federal, state and local income and other tax returns.

          6.3.3      Withholding.   The  Liquidating  Trust
may withhold from the amount distributable from the Liquidating Trust at any time such sum or sums as may be sufficient to pay any tax or taxes or other charge or charges which have been or may be imposed on the distributee or upon the Liquidating Trust with respect to the amount distributable or to be distributed under the income tax laws of the United States or of any state or political subdivision or entity by reason of any distribution provided for any law, regulation, rule, ruling, directive, or other governmental requirement.

          6.3.4      Tax Identification Numbers.  The
Liquidating Trust   may  require  any  Beneficial
Interestholder  or   other distributee  to furnish to the
Liquidating Trust its Employer or Taxpayer Identification Number as assigned by the Internal Revenue Service and
the Liquidating Trust  may  condition  any distribution   to
any   Beneficial  Interestholder   or   other distributee upon
receipt of such identification number.

          6.3.5       Tax   Year.   The  taxable  year   of
the Liquidating Trust shall, unless otherwise required by the Internal Revenue Code, be the calendar year.


7.   Other Duties of the Trustee.
---------------------------------

     7.1 Management of Trust Estate. With respect to assets of the Trust Estate from time to time, the Trustee shall, and is hereby directed:

          7.1.1 If sufficient funds are available to purchase and maintain in existence, such insurance as the Trustee deems reasonable, necessary, or appropriate from
time  to  time  to protect   the  Liquidating  Trust's,  the
Trustee's,   and   the Beneficial Interestholders' interests in
the Trust Estate.

          7.1.2 To take such actions as shall be necessary or advisable to preserve, maintain, and protect the Trust Estate for the Beneficial Interestholders' benefit consistent with the purposes of the Liquidating Trust.

     7.2 No Implied Duties. The Trustee shall not manage, control, use, sell, dispose, collect or otherwise deal with the Trust Estate or otherwise take any action hereunder, except as expressly provided herein, and no implied duties or obligations shall be read into this Agreement in favor of or against the Trustee; provided, however, that this provision shall not limit the powers conferred on trustees by Delaware law, without regard to conflicts of laws principles, except to the extent any such power may conflict with any of the provisions and purposes of this Agreement.

8.   Concerning the Trustee.
----------------------------

     8.1    Acceptance  by  Trustee.   The  Trustee  accepts
the Liquidating  Trust  hereby  created  for  the  benefit   of
the Beneficial Interestholders and agrees to perform the same upon the terms and conditions herein set out.
Notwithstanding any term or provision hereof to the contrary, the Trustee shall have and exercise the rights and powers herein granted and shall be charged with the performance of the duties herein declared on the part of the Trustee to be had and exercised or to be performed. The Trustee also agrees to receive and disburse all monies actually received by him constituting part of the Trust Estate pursuant to the terms of this Agreement. The Trustee shall not be personally liable for any action taken or omitted to be taken by him except for his own gross negligence or willful misconduct.

     8.2   Discretionary Submission of Questions  to  the
Court. The Trustee, in his discretion and judgment, may submit to the Court any question or questions regarding which the Trustee may desire to have explicit approval of the Court for the taking of any specific action proposed to be taken by the  Trustee  with respect  to  the  Trust  Estate, or  any
part  thereof,  or  the administration and distribution of the
Trust Estate.   The  Court shall approve or disapprove any such
proposed action after motion and hearing.  Any such proposed
action submitted to the Court for approval   will  be  approved
by  the  Court  if  no  Beneficial Interestholder  objects to
such motion within the time  specified by   the   applicable
Bankruptcy   Rule.    If   a   Beneficial Interestholder objects
to such action by the Trustee,  the  Court shall  approve  or
disapprove such action after  hearing.   Upon approval  of a
proposed action by the Court by Final Order, the Trustee shall be authorized to take the proposed action without liability with respect thereto. If such action is not approved by the Court, the Trustee shall not take such action. All costs and expenses incurred by the Trustee in the exercise of any right, power or authority conferred by this Section shall be costs and expenses of the Trust Estate. Any party desiring notice of matters submitted to the Court must send the Trustee a written request for notice of post-confirmation pleadings.

     8.3  Liability of the Trustee.
     ------------------------------

          8.3.1      Limitation on Liability.   No  provision
of this Agreement shall be construed to impart any liability upon the Trustee unless it shall be proved in a court of competent jurisdiction that the Trustee's actions or omissions constituted gross negligence or willful misconduct in the exercise of or failure to exercise any right, power or duty vested in him under this Agreement. The Trustee shall have no personal liability for any of the rights, obligations, duties, or liabilities of the Debtor, Debtor's bankruptcy estate, or the Liquidating Trust.

          8.3.2      Reliance on Orders, Statements,
Certificates or  Opinions.   In  the  absence of gross
negligence  or  willful misconduct   on  the  part  of  the
Trustee,  the  Trustee   may conclusively  rely,  as  to  the
truth of the statements and correctness of the opinions expressed therein, upon any orders, statements, certificates or opinions furnished to the Trustee and conforming to the requirements of this Agreement.

          8.3.3       Discretion   of   Trustee.    Within
the limitations and restrictions expressed and imposed herein, the Trustee may act freely with respect to the exercise of any or all of the rights, powers, and authority conferred hereby in all matters concerning the Trust Estate after forming his best judgment based upon the circumstances without the necessity of obtaining the consent or permission or authorization of the Beneficial Interestholders or of the
Court,  any  other  court, official,   or  officer.   The
rights,  powers,  and   authority conferred  on  the  Trustee by
this Agreement are conferred in contemplation of such freedom of prudent judgment and action by the Trustee, within the limitations and restrictions so expressed and imposed.
Further, the Trustee shall not be liable for any act or omission in connection with the administration of this Liquidating Trust, or the exercise of any right, power, or authority conferred upon him hereunder, unless it shall be proved that such Trustee was grossly negligent or acted in a manner which constituted willful misconduct.

          8.3.4 Delegation of Duties. The Trustee shall have power over and be solely responsible for the management and administration of the Liquidating Trust. Notwithstanding the foregoing, the Trustee may engage the
services of  and  delegate such   of   his   powers  and  duties
(but  not   any   of   his responsibilities),  upon  such  terms
and  conditions   as   are satisfactory   to   the  Trustee,  to
 such  employees,   agents, attorneys,   accountants,
appraisers,  consultants   and   other persons, including,
without limitation, where appropriate, any of the Beneficial Interestholders and their respective agents and employees, as he may deem necessary or advisable to carry out the purposes of the Liquidating Trust.

          8.3.5     Retention and Payment of Professionals.
The Trustee may consult with legal counsel and with such public accountants and other professionals as may be retained by the Trustee. The Trustee may pay from the Trust Estate the fees and expenses of such professionals monthly at such rates as may be agreed upon by the Trustee and such professionals. The Trustee shall not be liable for any action taken or suffered by him or omitted to be taken by him without gross negligence or willful misconduct in reliance on any opinion or certification of such accountants or in accordance with the advice of such counsel or experts.

     8.4 Reliance on Trustee. No person dealing with the Trustee shall be obligated to see to the application of any monies, securities, or other property paid or delivered to him, or to inquire into the expediency or propriety of any transaction or the right, power, or authority of the Trustee to enter into or consummate the same upon such terms as the Trustee may deem advisable. Persons dealing with the Trustee shall look only to the Trust Estate to satisfy any liability incurred by the Trustee to such persons, and, except as otherwise expressly provided herein, the Trustee shall have no personal obligation to satisfy any such liability.

     8.5  Parties Acting on Behalf of Liquidating Trust.
     ---------------------------------------------------

          8.5.1 Indemnification. The Liquidating Trust shall indemnify any person who becomes a party, or is threatened to be made a party to any threatened, pending, or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative by reason of the fact that he is or was a Trustee, employee, or agent of the Liquidating Trust, or is or was serving on behalf of the Liquidating Trust at the request of the Trustee as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, or other enterprise, against expenses (including attorneys' fees), judgments, tax obligations, liabilities or penalties, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding, including appeals thereof, if he acted without gross negligence or willful misconduct, in the exercise and performance of any power or duty of a Trustee, employee or agent of the Liquidating Trust, as the case may be, under this Agreement.

          8.5.2      Payment  of  Expenses.  Expenses
(including attorneys' fees) incurred by the Trustee or any employee or agent of the Trustee in defending any action, suit or proceeding may be paid by the Liquidating Trust in advance of the final disposition of such action, suit or proceeding, upon an undertaking by the Trustee, or such employee or agent, to repay such amount to the Liquidating Trust, unless it shall ultimately be determined that he is or was entitled to be indemnified with respect thereto.

     8.6 Compensation of Trustee. The Trustee shall be entitled to receive from the Trust Estate compensation for his services as Trustee in accordance with terms set forth on
Exhibit C to  this Liquidating  Trust.   The Trust Estate shall
also reimburse the Trustee upon request for all reasonable out-of-pocket expenses incurred by him in the performance of his duties hereunder, including the reasonable out-of-pocket expenses of the Trustee, and the Trustee's employees, attorneys, agents, accountants, appraisers, consultants, and other persons retained by the Trustee pursuant to the terms of this Agreement.

     8.7  Resignation and Removal.
     -----------------------------

          8.7.1 Resignation. The Trustee may resign and be discharged from any future obligations hereunder by filing written notice thereof with the Bankruptcy Court and serving the notice on the Trust Advisory Committee at least
thirty (30)  days prior   to   the  effective  date  of  such
resignation.    Such resignation  shall become effective on the
later of (i) thirty (30) days after the giving of such notice, or (ii) after appointment of a permanent or interim successor trustee.

          8.7.2 Removal. Any person serving as Trustee may be removed at any time, for cause, upon entry of a Final Order of the Bankruptcy Court removing the Trustee and acceptance by a successor Trustee of his appointment.

          8.7.3      Appointment of a Successor Trustee.  If
the Trustee  gives notice of his intent to resign pursuant to
Section 8.7.1 hereof or is removed pursuant to Section 8.7.2 hereof or dies or becomes incapable of acting, the Trust Advisory Committee shall select a successor Trustee to act under this Agreement and such successor shall be approved by the Bankruptcy Court.

          8.7.4      Reserve  Fund,  Tax  Reports,  Winding
Up. Notwithstanding his resignation or removal, the Trustee shall be entitled to complete and file any and all tax returns and reports and pay any and all taxes for periods during which the Trustee served on behalf of the Liquidating Trust. The Liquidating Trust shall pay the taxes and the Trustee's expenses incurred with respect to the foregoing.

     8.8   Acceptance of Appointment by Successor  Trustee.
Any successor Trustee appointed hereunder shall execute an instrument accepting such appointment in the form set out on Exhibit "B" and shall deliver one counterpart thereof to the
Court.   Thereupon, such  successor  Trustee shall, without any
further  act,  become vested   with   all  the  rights,  titles,
interests,   estates, properties, rights, powers, trusts, and
duties of his predecessor in the Liquidating Trust hereunder with like effect as if originally named herein.

     8.9 Posting of Bond. The Trustee shall not be required to post a bond.

9.   Term and Termination of Liquidating Trust.
-----------------------------------------------

     9.1 Term. The Liquidating Trust shall continue and remain in effect until the first to occur of the following:
(a) three years after the Effective Date ("Initial Term"), provided, the term of the Liquidating Trust shall automatically be renewed for two periods of one (1) year each ("Renewal Period") in the event any portion of the Trust Estate has not
been fully liquidated and the   proceeds  thereof  distributed
in  accordance  with   this Agreement  by the end of the Initial
Term or at the end of any Renewal Period and the term of the Liquidating Trust may be extended beyond five (5) years after the Effective Date if the Trustee secures Court approval of the extended term no later than six (6) months after the beginning of the extended term; or (b) the Trust Estate has been fully liquidated and the proceeds thereof distributed in accordance with this Agreement.

     9.2 Determination of Liquidation. The Trustee may request that the Bankruptcy Court find that the Trustee has disposed of such of the Trust Estate that it has effectively been liquidated. If the Bankruptcy Court so finds, the Liquidating Trust shall be deemed terminated pursuant to Section
9.1(b).

     9.3   Termination.   Upon  termination  of  the
Liquidating Trust, if the Trustee reasonably determines that the remainder of the Trust Estate, other than funds necessary to pay amounts then owing to the Trustee, is of such a small amount that it would not be economical or prudent to make any further distributions to Certificate Holders then such funds shall be distributed to The American Cancer Society or other similar charity.

     9.4 Winding Up. For the purpose of winding up the affairs of the Liquidating Trust at its termination, the Trustee shall continue to act as Trustee until his duties
have  been  fully discharged.   After so doing, the Trustee
shall have no further duties or obligations hereunder. Upon motion by the Trustee, the Court, if it determines it appropriate, may enter an order relieving the Trustee of any further duties hereunder.

10.  Miscellaneous.
-------------------

     10.1 Title to Trust Estate. No Beneficial Interestholder shall have title to any part of the Trust Estate. No transfer, by operation of law or otherwise, of the right and interest of any Beneficial Interestholder in and to the Trust Estate or hereunder shall operate to terminate this Agreement or the trust hereunder or entitle any
successor  or  transferee  of   such Beneficial  Interestholder
to an accounting with respect to the Trust Estate or to the transfer to him of title to any part of the Trust Estate.

     10.2 Sales of Trust Estate. Any sale or other conveyance of the Trust Estate, or part thereof, by the Trustee made pursuant to the terms of this Liquidating Trust Agreement shall bind the Beneficial Interestholders and shall be effective to transfer or convey all rights, titles and interests of the Trustee and the Beneficial Interestholders in and to such Trust Estate or part thereof.

     10.3  Notices.   Unless  otherwise  expressly  specified
or permitted by the terms hereof, all notices shall be in writing and shall be given by posting same in the United States mails, certified or registered mail, return receipt requested, postage prepaid, addressed to the party to whom directed, as follows:

     If to the Trustee to:

     Chriss W. Street
     Chriss Street & Company
     1111 Bayside Drive, Suite 100
     Corona del Mar, CA 92625-1755

     If to the Trust Advisory Committee to:


and if to any Beneficial Interestholder, addressed to its address appearing on the Register or at such other address as such Beneficial Interestholder shall have given by written notice to the other parties. All such notices shall be deemed delivered three (3) days after the posting thereof in
such mails.     10.4 Severability.  Any provision of this
Agreement which is invalid  or unenforceable shall be
ineffective to the  extent  of such   invalidity  or
unenforceability  without  affecting   the validity or
enforceability of any other provisions hereof.

     10.5  Counterparts.   This  Agreement  may  be  executed
in multiple   counterparts,  each  of  which  shall  constitute
an original, but all of which together shall constitute one and the same instrument.

     10.6   Binding  Agreement.   All  covenants  and
agreements contained herein shall be binding upon, and inure to the benefit of, the Trustee and his respective successors and assigns, any successor trustee provided for in Section Eight, his respective successors and assigns, and the Beneficial Interestholders, and their respective successors and assigns. Any request, notice, direction, consent, waiver, or other instrument or action by any Beneficial Interestholder shall bind its successors and assigns.

     10.7  No  Personal  Liability of Beneficial
Interestholders. The Beneficial Interestholders shall not incur any personal liability through their ownership or
possession of the Beneficial Interests,   except   for  taxes
imposed   on   the   Beneficial Interestholders  pursuant to
applicable provisions of federal, state, or local law with respect to their Beneficial Interests in or distributions from the Liquidating Trust. Liabilities of the Liquidating Trust are to be satisfied in all events (including the exhaustion of
the Trust Estate) exclusively from  the  Trust Estate.   If  the
Trustee determines that it is  appropriate  or necessary  to
obtain  a  return  of  sums  distributed  to   the Beneficial
Interestholders out of the Trust Estate  to  pay  the expenses,
debts   or  liabilities  of  the  Liquidating   Trust
(including,  but  not limited to, tax liabilities),  the
Trustee shall   have   the   right   to  demand   that   the
Beneficial Interestholders return to the Trustee sums distributed to such Beneficial Interestholders out of the
Trust  Estate.   If  the Trustee  makes  such a demand on the
Beneficial Interestholders, the Beneficial Interestholders shall return to the Trustee such sums distributed to them out of the Trust Estate as the Trustee demands.

     10.8 Headings. The heading of the various Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

     10.9  Construction.   Except  where  the  context
otherwise requires, words importing the masculine gender shall include the feminine and the neuter, if appropriate; words importing the singular number shall include the plural number
and vice  versa; and   words   importing   persons  shall
include   partnerships, associations,  and  corporations.   The
words  herein,   hereof, hereby,  hereunder, and words of
similar import, refer to this instrument as a whole and not to any particular Section or Subsection hereof.

     10.10      GOVERNING  LAW.   THIS  AGREEMENT  SHALL  IN
ALL RESPECTS  BE  GOVERNED  BY,  AND  CONSTRUED  AND
INTERPRETED  IN ACCORDANCE     WITH,    THE    LAWS    OF    THE
  STATE     OF , EXCLUSIVE OF ITS LAWS RELATING TO CONFLICT OF
LAWS.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                            DEBTOR:



                                            FRUEHAUF TRAILER CORPORATION,
                                            MARYLAND SHIPBUILDING & DRYDOCK
                                            COMPANY, F.G.R., INC., JACKSONVILLE
                                            SHIPYARDS, INC., FRUEHAUF
                                            INTERNATIONAL, LIMITED, FRUEHAUF
                                            CORPORATION, THE MERCER CO.,
                                            DEUTSCHE-FRUEHAUF HOLDING
                                            CORPORATION, MJ HOLDINGS, INC.,
                                            and E. L. DEVICES, INC.


                                            By:______________________________

                                                Chriss W. Street,
                                                Their Chairman, President and
                                                Chief Executive Officer


                                            TRUSTEE:

                                           _______________________________

                                            Chriss W. Street

                          EXHIBIT "A"

        PROPERTY TO BE TRANSFERRED TO LIQUIDATING TRUST


     Fruehauf   Trailer  Corporation,  Maryland  Shipbuilding
& Drydock Company, F.G.R., Inc., Jacksonville Shipyards, Inc., Fruehauf International Limited, Fruehauf Corporation, The Mercer Co., Deutsche-Fruehauf Holding Corporation, MJ
Holdings, Inc., and E.L. Devices, Inc. transfer to the Liquidating Trust, on behalf of and for the benefit of the Beneficial Interestholders, all property, of any type, in which it has a legal or equitable interest including, but not limited to, all money, deposit accounts, accounts, general intangibles, inventory, equipment, fixtures, goods, instruments, chattel paper, documents, books and records, customer lists, stock, bonds, certificates of deposits, letters of credit, rights to refunds, promissory notes, real property, the Distribution Fund, any interest in the Foreclosed Assets and causes of action, including causes of action under Chapter 5 of Title 11 of the United States Code and excluding the Wabash Securities.

     The Indenture Trustee for the Senior Notes, on behalf of and for the benefit of the Beneficial Interestholders, shall transfer to the Liquidating Trust all of its rights, title and interest in the Foreclosed Assets.

                          EXHIBIT "B"

                   ACCEPTANCE OF APPOINTMENT


     The   undersigned,
___________________________________________, having  been
appointed to serve as successor Trustee of the Liquidating Trust created pursuant to that certain Liquidating Trust
Agreement ("Agreement") dated         ,  199   ,  by  and
between  Fruehauf  Trailer Corporation, Maryland  Shipbuilding
& Drydock Company, F.G.R., Inc., Jacksonville Shipyards, Inc., Fruehauf International Limited, Fruehauf Corporation, The Mercer Co., Deutsche-Fruehauf Holding Corporation, MJ
Holdings, Inc., and E.L. Devices, Inc. and Chriss W. Street, Trustee, hereby accepts such appointment and agrees to serve as successor Trustee under the Agreement as set out in Section 8.7 thereof.

     Executed this ____ day of ___________________,  1998.



                              Successor Trustee:


                              By:_________________________